SUNAMERICA MONEY MARKET FUND

                Supplement to the Prospectus dated April 28, 2000


The following items reflect changes to the Class B shares of the Fund:

The Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed), applicable to Class B shares of the Fund, as set forth on page four of the Prospectus, has been changed to 5.00%.

                                    ********

References to the cost of investing in Class B shares of the Fund, as indicated in the section entitled "EXAMPLE" on page 5 of the Prospectus, should be replaced with the following:

If you redeemed your investment at the end of the periods indicated:


                                        1 Year    3 Years   5 Years    10 Years

    (Class B shares)* ..............     $678      $851     $1,149      $1,854



If you did not redeem your shares:


                                        1 Year    3 Years   5 Years    10 Years

    (Class B shares)* ..............     $178      $551      $949       $1,854


* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "SHAREHOLDER ACCOUNT INFORMATION" on page 7. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

                                    *********

Under the section entitled "SELECTING A SHARE CLASS" on page 7 of the Prospectus, the fourth paragraph under the section of the Class B column should be replaced in its entirety with the following:

            Automatic conversion to Class A shares approximately eight years after purchase.

                                    *********


Under the section "CALCULATION OF SALES CHARGES" on page 7 of the Prospectus, the second paragraph should be replaced in its entirety with the following:

     CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:



     Years after purchase        CDSC on shares being sold

      1st year                            5.00%
      2nd year                            4.00%
      3rd year or 4th year                3.00%
      5th year                            2.00%
      6th year                            1.00%
      7th year and thereafter              None

Dated:  December 6, 2000


                                        2